Exhibit 10.38

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 17 C.F.R. 24b-2

PREMIER PURCHASING PARTNERS, L.P.

AMENDMENT NUMBER 8 TO GROUP PURCHASING AGREEMENT

CONTRACT #: PP-NS-347

Product Category: Pulse Oximeters

Product Additions

This Amendment Number 8 (“Amendment”), is entered into effective November 1, 2008 (the “Amendment Effective Date”), and shall amend and modify the Group Purchasing Agreement (Contract #: PP-NS-347) by and between Premier Purchasing Partners, L.P. (“Purchasing Partners”), and Masimo Americas, Inc. (“Seller”), dated effective March 1, 2006 (the “Agreement”), as follows:

1. Addition of Products. Effective as of the Amendment Effective Date, Exhibit A-3 Price Lists to the Agreement is hereby amended to add the Products set forth in Schedule 1 hereto. The price of such Products and other pertinent information concerning such Products is also set forth in Schedule 1 hereto.

2. Other Terms and Conditions. All other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment is hereby executed as of the Effective Date by the parties’ authorized representatives set forth below.

PREMIER PURCHASING PARTNERS, L.P.		Masimo Americas, Inc.
(“Purchasing Partners”)		(“Seller”)

By:	PREMIER PLANS, L.L.C., Its General Partner

By:	/s/ Durral Gilbert	By:	/s/ Jim Beyer

Printed Name:	Durral Gilbert	Printed Name:	Jim Beyer

Title:	Vice President, Operations	Title:	Vice President, National Accounts

By:	/s/ Amy Denny

Printed Name:	Amy Denny

Title:	Vice President, Contract Management

Amendment 8 Schedule 1 Product Additions	Masimo Americas, Inc. Pulse Oximeters Amendment Effective Date: 11/01/2008					PP-NS-347

Product Description	Catalog Number	UOM	Qty/UOM	Tier 1	Tier 2	Tier 3
Rad 87 with Radio	9134	EA	1	[…***…]	[…***…]	[…***…]
Rad 87 without Radio	9132	EA	1	[…***…]	[…***…]	[…***…]

Schedule 1	* Confidential Treatment Requested